UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

LAKE SHORE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 7, 2006

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Lake Shore Bancorp, Inc., which will be held on October 24, 2006 in The Bayside Ballroom of the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048 at 1:00 p.m. Eastern Time.

Shareholders are being asked to consider and vote upon proposals to approve our 2006 Stock Option Plan and 2006 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that approval of these plans will enhance our ability to recruit and retain quality directors, management and employees. We believe that stock-based compensation is essential in linking the interests of directors, officers and employees directly to the interest of our shareholders. Accordingly, your Board of Directors unanimously recommends you vote FOR both of these proposals.

The attached Notice of Special Meeting of Shareholders and Proxy Statement further describe the business to be transacted at the special meeting. Directors and officers of Lake Shore Bancorp will be present at the meeting to respond to appropriate questions.

Whether or not you are able to attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. Please vote as soon as possible — this will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the special meeting, but will assure that your vote is counted if you are unable to attend.

Your Board of Directors and the employees of Lake Shore Bancorp, Inc. are committed to its continued success and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely yours,

/s/
David C. Mancuso
President and Chief Executive Officer

IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (716) 366-4070.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 24, 2006

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Lake Shore Bancorp, Inc. will be held on October 24, 2006 in The Bayside Ballroom of the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048 at 1:00 p.m. Eastern Time, to consider and vote upon the following matters:

1.	Approval of the Lake Shore Bancorp, Inc. 2006 Stock Option Plan;

2.	Approval of the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan; and

3.	Transact such other business as may properly come before the Special Meeting, and any adjournment or postponement thereof. Please note that at this time we are not aware of any such business.

In accordance with the bylaws of Lake Shore Bancorp, Inc., no business shall be transacted and no corporate action shall be taken at the special meeting other than that stated in this Notice of Special Meeting.

The Board of Directors has fixed August 31, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/
Beverley J. Mulkin
Secretary

Dunkirk, New York

September 7, 2006

LAKE SHORE BANCORP, INC.

125 East Fourth Street

Dunkirk, New York 14048

(716) 366-4070

PROXY STATEMENT FOR THE

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 24, 2006

GENERAL INFORMATION

General

The Board of Directors of Lake Shore Bancorp, Inc. (“Lake Shore Bancorp”) is using this proxy statement and accompanying proxy card to solicit proxies from the holders of Lake Shore Bancorp’s issued and outstanding common stock, par value $.01 per share, as of the close of business on August 31, 2006, for use at our upcoming special meeting and at any adjournment or postponement thereof. The special meeting of shareholders of Lake Shore Bancorp will be held on October 24, 2006 in The Bayside Ballroom at the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048 at 1:00 p.m. Eastern Time. This proxy statement, together with the enclosed proxy card, is first being mailed to shareholders on or about September 7, 2006.

Lake Shore Bancorp, a federally-chartered mid-tier stock holding company, was formed in April 2006 in connection with the reorganization of Lake Shore Savings and Loan Association into the federal mutual holding company form of organization. In connection with the reorganization, Lake Shore Savings and Loan Association changed its name to Lake Shore Savings Bank (“Lake Shore Savings”). Lake Shore Bancorp owns all of the outstanding common stock of Lake Shore Savings and directs, plans and coordinates Lake Shore Savings’ business activities. Lake Shore Bancorp sold 2,975,625 shares, or 45%, of its common stock to the public as part of the reorganization. The remaining 3,636,875 shares, or 55%, were issued to Lake Shore, MHC, a federal mutual holding company. As used in this proxy statement, “we”, “us” and “our” refer to Lake Shore Bancorp and/or its subsidiaries, depending on the context. The term “special meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

The purpose of the special meeting is to consider and vote upon our proposed 2006 Stock Option Plan and proposed 2006 Recognition and Retention Plan. As indicated in our prospectus dated February 13, 2006, we intended to implement a stock option plan and a recognition and retention plan for our directors, officers and employees after the formation of Lake Shore Bancorp as a federally-chartered mid-tier stock holding company. Lake Shore Bancorp’s formation was completed on April 3, 2006. Given that most of the companies with which we compete for directors and management-level employees are public companies that offer stock options and awards as part of their compensation packages, the Board of Directors of Lake Shore Bancorp believes that approval of these plans will enhance our ability to recruit and retain quality directors and management.

Who Can Vote

The Board of Directors has fixed the close of business on August 31, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Accordingly, only holders of record of shares of common stock at the close of business on such date will be entitled to vote at the special meeting. On August 31, 2006, there were 6,612,500 shares of common stock issued and outstanding. Lake Shore, MHC, which holds 3,636,875 shares of common stock, is not entitled to vote at the special meeting. The holders of record of the remaining 2,975,625 shares of common stock are entitled to vote at the special meeting. The presence, in person or by proxy, of the holders of at least a majority of the 2,975,625 outstanding shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum at the meeting.

How Many Votes You Have

Each holder of shares of common stock outstanding on August 31, 2006 will be entitled to one vote for each share held of record at the special meeting. The number of shares you own and may vote is listed at the top of the back of the proxy card.

How To Vote

All properly executed proxies received by Lake Shore Bancorp will be voted in accordance with the instructions marked on the proxy card. If you return an executed proxy card without marking your instructions, your executed proxy will be voted FOR the proposals identified in the Notice of Special Meeting. In accordance with the bylaws of Lake Shore Bancorp, we will not transact any business or take any corporate action at the special meeting other than that stated in the Notice of Special Meeting.

If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the special meeting.

Vote Required

In order to implement Proposal 1 and Proposal 2, we must obtain the affirmative vote of the holders of a majority of the shares of our outstanding common stock not held by Lake Shore, MHC. Under this voting standard, we must treat an abstention or a failure to vote the same as a vote “AGAINST” a proposal. Shares for which no vote is cast or which the “ABSTAIN” box has been selected on the proxy card, including shares held by a broker who submits a proxy card but fails to cast a vote on Proposals 1 or 2, will be treated the same as a vote “AGAINST” each proposal.

Revocability of Proxies

You may revoke your grant of proxy at any time before it is voted by:

•	filing a written revocation of the proxy with the Secretary;

•	submitting a signed proxy card bearing a later date; or

•	attending and voting in person at the special meeting, but you also must file a written revocation with the Secretary of the special meeting prior to the voting.

We are soliciting proxies only for the special meeting. If you grant us a proxy to vote your shares, the proxy will only be exercised at the special meeting.

Solicitation of Proxies

The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by Lake Shore Bancorp. Regular employees of Lake Shore Savings may solicit proxies in person, by mail, or by telephone, but no employee will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may include the charges and expenses of brokerage houses, nominees, custodians, and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares. Lake Shore Bancorp has also retained The Altman Group, a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $5,000 plus reimbursement of reasonable out of pocket expenses.

Interest of Persons in Matters to be Acted Upon

Our directors, officers and employees may be granted restricted stock awards, stock options or other awards under the Lake Shore Bancorp, Inc. 2006 Stock Option Plan and the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan, both of which are being presented for shareholder approval at the special meeting. As a result, our directors, officers and employees have a personal interest in the outcome of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table sets forth, as of August 31, 2006, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of August 31, 2006. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Lake Shore Bancorp pursuant to the Securities Exchange Act of 1934, as amended. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under “Security Ownership of Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after August 31, 2006. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent
Common Stock, $.01 par value	Lake Shore, MHC 125 East Fourth Street Dunkirk, NY 14048	3,636,875	(1)	55.0%
Common Stock, $.01 par value	PL Capital, LLC 20 E. Jefferson Avenue, Suite 22 Naperville, IL 60540	360,862	(2)	5.5%

(1)	Based on information reported by Lake Shore, MHC, in a Schedule 13D filing with the SEC on April 13, 2006.
(2)	Based on information reported by PL Capital Group in a Schedule 13D filing with the SEC on August 14, 2006. Total amount of beneficial ownership includes shares beneficially owned by each of Financial Edge Fund, L.P.; Financial Edge – Strategic Fund, L.P.; PL Capital Offshore, Ltd.; PL Capital, LLC; PL Capital Advisors, LLC; Goodbody/PL Capital, L.P.; Goodbody/PL Capital, LLC; Padco Management Corp.; Advance Capital Partners, LLC; John W. Palmer; Richard J. Lashley; Robin Lashley and Peter Cocoziello.

Security Ownership of Management

The following table sets forth information about the shares of common stock beneficially owned by each director of Lake Shore Bancorp, by each named executive officer of Lake Shore Bancorp identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of Lake Shore Bancorp or Lake Shore Savings as a group as of August 31, 2006. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

Name of Beneficial Owner(1)	Number of Shares Owned		Percent of Class(2)
Sharon E. Brautigam, Director	655		*
Michael E. Brunecz, Chairman	10,865	(3)	*
Reginald S. Corsi, Executive Vice President	5,000	(4)	*
James P. Foley, DDS, Director	2,700		*
David C. Mancuso, President, Chief Executive Officer and Director	10,100	(5)	*
Thomas E. Reed, Director	5,000	(6)	*
Daniel P. Reininga, Vice Chairman	25,000	(7)	*
Gary W. Winger, Director	5,000	(8)	*
Nancy L. Yocum, Director	5,500	(9)	*
All directors and executive officers as a group (11 persons)	308,470	(10)	4.7%

*	Less than 1.00% of common stock outstanding.
(1)	The mailing address for each person listed is 125 East Fourth Street, Dunkirk, New York 14048.
(2)	Percentages with respect to each person or group of persons have been calculated on the basis of 6,612,500 shares of common stock, the total number of shares of common stock outstanding as of August 31, 2006.
(3)	Includes 5,161 shares held in Mr. Brunecz’s Individual Retirement Account (“IRA”) and 3,054 shares held by Mr. Brunecz’s spouse.
(4)	These shares are held in Mr. Corsi’s IRA.
(5)	Includes 10,000 shares held in Mr. Mancuso’s IRA.
(6)	Includes 1,000 shares held by Mr. Reed’s spouse.
(7)	Includes 15,000 shares held by trust, 900 shares held by Mr. Reininga’s spouse, 3,100 shares held by children of Mr. Reininga and 6,000 held by G.H. Graf Realty Corporation.
(8)	Includes 1,600 shares held in Mr. Winger’s IRA.
(9)	Includes 500 shares held by Ms. Yocum’s spouse.
(10)	The amount of shares for all directors and executive officers as a group includes 238,050 shares held by the Lake Shore Bancorp, Inc. Employee Stock Ownership Plan Trust (the “ESOP Trust”) that have not been allocated to eligible participants as of August 31, 2006, over which the Compensation Committee (consisting of Directors Brautigam, Foley and Winger) may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be a beneficial owner of such shares. Each member of this committee disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to the members of this committee individually. As of August 31, 2006, no shares were allocated to participants pursuant to the Employee Stock Ownership Plan.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors’ Compensation

Meeting Fees. Lake Shore Savings pays a fee to each of the non-employee directors for attendance at each Board meeting. Members receive $975 for each Board meeting attended in person and half of that amount for each Board meeting attended telephonically. Board members also receive fees for membership on the Board’s committees. The Chairman of the Executive Committee receives an annual retainer of $23,000 and its Vice Chairman receives an annual retainer of $7,500. All other non-employee members of the Executive Committee receive annual retainers of $5,000. The Chairpersons of the other committees receive annual retainers of $4,000 and their other members receive annual retainers of $2,500. Members of the Board of Directors who are also employees do not receive directors’ fees.

Directors’ Deferred Compensation Plan. Lake Shore Savings previously maintained a deferred compensation plan for non-employee directors under which each non-employee director could defer receipt of his or her directors fees and have such amounts credited with a market-rate investment return. This plan was terminated in October 2005 with all vested amounts paid to the plan participants pursuant to the requirements of the American Jobs Creation Act of 2004.

Supplemental Benefit Plan for Non-Employee Directors. Lake Shore Savings has entered into separate supplemental benefit plans in 1999 and 2001 with each of its current non-employee directors except for Ms. Brautigam. Under the 1999 plan, each participant is guaranteed monthly payments over a period of fifteen years commencing at age 70 equal to $18,105 per year based upon twenty-one years of service as a director to Lake Shore Savings (or an earlier retirement age if twenty-one years of service is attained prior to age 70) with the annual benefit payable reduced proportionately for each year of service as a director less than twenty-one years attained at age 70. Under the 2001 plan, each participant is guaranteed monthly payments over a period of fifteen years commencing at age 72 equal to $12,000 per year based upon twenty-one years of service to Lake Shore Savings with the annual benefit payable reduced proportionately for each year of service less than twenty-one years attained at age 72.

Executive Compensation

The following table provides information about the compensation paid for 2005 to our Chief Executive Officer, our Executive Vice President and our former Chief Financial Officer (the “Named Executive Officers”). No other officer’s total annual salary and bonus for 2005 was in excess of $100,000.

Summary Compensation Table

	Annual Compensation
Name and Principal Positions	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation (1)
David C. Mancuso, President and Chief Executive Officer	2005	$188,388	$7,500	—	$24,290
Reginald S. Corsi, Executive Vice President	2005	116,404	5,000	—	15,054
Robert L. Smith, Chief Financial Officer (2)	2005	104,108	4,000	—	4,071

(1)	Reflects (i) matching contributions of $4,701, $2,914 and $1,353; and (ii) profit-sharing contributions of $19,589, $12,141 and $2,718 credited under the 401(k) plan to the accounts of Messrs. Mancuso, Corsi and Smith, respectively.
(2)	Mr. Smith resigned from his position effective March 17, 2006.

Employment Agreements. Lake Shore Bancorp and Lake Shore Savings have entered into parallel employment agreements with David C. Mancuso to secure his services as President and Chief Executive Officer. The employment agreements have a fixed term of three years and may be renewed annually after a review of the executive’s performance. These agreements provide for a minimum annual salary of $213,550, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. The agreements will also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

Lake Shore Bancorp and Lake Shore Savings may terminate the executive’s employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, they will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for the remaining unexpired term of the employment agreements. The same severance benefits would be payable if the executive resigns during the term following:

•	a loss of title, office or membership on the Board of Directors;

•	material reduction in duties, functions, compensation or responsibilities;

•	involuntary relocation of the executive’s principal place of employment to a location over 35 miles in distance from Lake Shore Savings’ principal office in Dunkirk, New York and over 35 miles from the executive’s principal residence; or

•	any other material breach of contract by Lake Shore Bancorp and Lake Shore Savings which is not cured within 30 days.

The employment agreements also provide uninsured death and disability benefits and provide that any severance payable after a change of control will be computed as if the remaining unexpired term of the agreements was three years.

If Lake Shore Bancorp and Lake Shore Savings experience a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an “excess parachute payment” under current federal tax laws. Pursuant to the employment agreements, any severance payments made which are subject to section 280G of the Internal Revenue Code would be reduced to the extent necessary to avoid the imposition of an excise tax and related non-deductibility under section 280G of the Internal Revenue Code.

Change of Control Agreements. Lake Shore Savings entered into one-year change of control agreements with Reginald S. Corsi, our Executive Vice President and Rachel A. Foley, our Chief Financial Officer. These agreements are guaranteed by Lake Shore Bancorp. The term of these agreements is perpetual until Lake Shore Savings gives notice of non-extension, at which time the term is fixed for one year.

Generally, Lake Shore Savings may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Lake Shore Savings or Lake Shore Bancorp signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer’s employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional year. Lake Shore Savings would pay the same severance benefits if the officer resigns after a change of control following a loss of title or office, material reduction in duties, functions, compensation or responsibilities, involuntary relocation of his or her principal place of employment to a location over 35 miles from Lake Shore Savings’ principal office on the day before the change of control and over 35 miles from the officer’s principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide uninsured death and disability benefits.

If Lake Shore Bancorp and Lake Shore Savings experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an “excess parachute payment” under current federal tax laws. Pursuant to the change of control agreements, any severance payments made which are subject to section 280G of the Internal Revenue Code would be reduced to the extent necessary to avoid the imposition of an excise tax and related non-deductibility under section 280G of the Internal Revenue Code.

Benefit Plans.

Incentive Compensation Program. Lake Shore Savings maintains an incentive compensation plan for employees to earn bonuses based on the achievement of objective, pre-established performance goals. This plan is a short term incentive program which rewards short term performance based on the achievement of key operating goals. All executive officers and certain exempt employees are eligible to participate. These short term incentive payments are made annually. For 2005, the maximum bonus to be paid to Mr. Mancuso was 20% of his base salary and the maximum bonus to be paid to Mr. Corsi was 15% of his base salary (depending upon the achievement of certain pre-established performance goals).

Supplemental Benefit Plans for Executives. Lake Shore Savings has entered into separate executive supplemental benefits plans in 1999 and 2001 with each of Messrs. Mancuso and Corsi. In addition, Lake Shore Savings has entered into an executive supplemental benefit plan in 2001 with three other current officers. Pursuant to these plans, each executive is entitled to receive a monthly payment over a period of fifteen years commencing on the first day of the month following the executive’s attainment of his benefit age as set forth in the plans (age 63 under the 1999 plan, and age 65 under the 2001 plan). Under the 1999 plan, Mr. Mancuso and Mr. Corsi shall be entitled to an annual retirement benefit of $87,093, and $19,639, respectively. Under the 2001 plan, Mr. Mancuso and Mr. Corsi shall be entitled to an annual retirement benefit of $55,000 and $24,000, respectively. Amounts payable under the plans are subject to reduction in the event of the executive’s voluntary or involuntary termination of employment prior to attaining his benefit age.

401(k) Plan. Lake Shore Savings maintains a tax-qualified 401(k) defined contribution plan for employees who have attained age 21 and have at least three months of service. Eligible employees may make pre-tax contributions to the plan through salary reduction elections up to 75% of annual compensation, subject to limitations of the Internal Revenue Code (for 2006, the annual limit is $15,000). Lake Shore Savings also makes a discretionary contribution to the plan on behalf of eligible employees who have attained age 21 and have at least one year of service.

Severance Pay Plan. Lake Shore Savings has implemented a Severance Pay Plan that provides severance benefits to employees and officers, other than those individuals covered by a separate employment or change in control agreement, whose employment is terminated without “cause” or by the employee or officer following a forced relocation, forced reduction in annual base salary, or a material adverse change in the employee’s or officer’s title, position or responsibilities during the period commencing three months prior to a change in control and ending one year following the change in control. An employee or officer whose employment terminates under these circumstances is entitled to a lump sum payment equal to three weeks’ annual cash compensation in the case of eligible officers and one week’s annual cash compensation in the case of eligible employees multiplied by the employee’s or officer’s whole years of service. Such severance payment will not exceed fifty-two weeks of compensation for officers and twenty-six weeks of compensation for eligible employees, nor shall it be less than twelve weeks of compensation for eligible officers and two weeks of compensation for eligible employees. For the purposes of the Severance Pay Plan, officers are those employees designated as such by the Board of Directors.

Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service to Lake Shore Savings and have attained age 21. Lake Shore Bancorp has loaned the Employee Stock Ownership Plan Trust sufficient funds to purchase a number of shares equal to 8% of the shares sold in Lake Shore Bancorp’s stock offering to persons other than Lake Shore, MHC, or 238,050 shares. These shares were purchased in the open market following completion of the offering at prevailing market prices.

Although contributions to the plan are discretionary, Lake Shore Savings intends to contribute enough money each year to make the required principal and interest payments on the loan from Lake Shore Bancorp. This loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan pledges the shares it purchases as collateral for the loan and holds them in a suspense account.

The plan will not distribute the pledged shares right away. Instead, it will release a portion of the pledged shares annually. Assuming the plan repays its loan as scheduled over a 30-year term, we expect that 1/30th of the shares will be released annually in years 2006 through 2035. Although the repayment period of the loan is scheduled over a 30-year term, we anticipate that we may prepay a portion of the principal which would trigger the release of additional shares. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant’s compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

Compensation Committee Interlocks and Insider Participation

None of the executive officers of Lake Shore Bancorp served as a member of another entity’s Board of Directors or as a member of the Compensation Committee (or other Board committee performing equivalent functions) during 2005, which entity had an executive officer serving on the Board of Directors or as a member of the Compensation Committee of Lake Shore Bancorp. There are no interlocking relationships between Lake Shore Bancorp and other entities that might affect the determination of the compensation of our executive officers.

Limitations on Federal Tax Deductions for Executive Officer Compensation

As a private entity, Lake Shore Savings had been subject to federal tax rules which permitted it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because Lake Shore Savings is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1 million each tax year for each executive officer named in the summary compensation table in Lake Shore Bancorp’s proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is “qualified performance-based compensation” under applicable law or to compensation that is paid in satisfaction of commitments that arose before the conversion. Lake Shore Bancorp and Lake Shore Savings expect that the Compensation Committee will take this deduction limitation into account with other relevant factors in establishing future compensation levels of their executive officers and in setting the terms of compensation programs. Currently, none of our executive officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Lake Shore Bancorp and Lake Shore Savings will be reduced.

PROPOSAL 1

APPROVAL OF THE LAKE SHORE BANCORP, INC.

2006 STOCK OPTION PLAN

The Board of Directors of Lake Shore Bancorp has adopted Lake Shore Bancorp, Inc. 2006 Stock Option Plan, subject to approval by a majority of Lake Shore Bancorp’s outstanding shares of common stock that are not owned by Lake Shore, MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix A and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

We are asking for shareholders to approve the Lake Shore Bancorp, Inc. 2006 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation packages would link the financial interest of our directors and officers with the financial interest of our shareholders.

If We Do Not Receive Shareholder Approval, We Will Not Implement the Plan

Applicable federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the formation of Lake Shore Bancorp and our initial public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Lake Shore, MHC. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Option Plan

The purpose of the option plan is to promote growth and profitability to Lake Shore Bancorp and its shareholders, to provide certain key officers, directors and employees of Lake Shore Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Lake Shore Bancorp.

Description of the Plan

Administration. The plan will be administered by a committee consisting of all members of the Board or, if designated by the Board, a committee comprised solely of “Disinterested Board Members.” In general, a Disinterested Board Member is a member of the Board who (1) is not a an officer or employee of Lake Shore Bancorp or Lake Shore Savings; and (2) does not receive material compensation from Lake Shore Bancorp or Lake Shore Savings other than for service as a director. The committee must consist of at least two Disinterested Board Members.

Stock Subject to the 2006 Stock Option Plan. Lake Shore Bancorp has reserved 297,562 shares of its common stock for issuance upon the exercise of options under the plan. Such shares may be unissued shares or shares previously issued and subsequently reacquired by Lake Shore Bancorp. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of August 31, 2006, the aggregate fair market value of the shares reserved for issuance under the plan was $3,183,913 based on the latest closing sales price per share of common stock of $10.70 on The Nasdaq Stock Market on August 31, 2006.

Eligibility. The administrative committee for the plan may select people who receive stock option grants. Any employee of Lake Shore Bancorp or any affiliate approved by the committee may be selected to receive option grants. As of the date of this proxy statement, the administrative committee has not selected the employees and directors who will be eligible to receive option grants.

Terms and Conditions of Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant options to purchase more than 74,390 shares to any one employee. In addition, it may not grant options to purchase more than 14,878 shares to any one non-employee director or options to purchase more than 89,268 shares of Lake Shore Bancorp’s common stock to all outside directors in the aggregate.

•	It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

•	It may not grant a stock option with a purchase price that is less than the fair market value of a share of Lake Shore Bancorp’s common stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than ten years.

•	It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date of the grant, with acceleration permitted only in case of death, disability or change of control, unless (1) the plan is amended on or after April 4, 2007 to provide the committee with the ability to set different vesting schedules; and (2) such amendment is approved by shareholders.

The administrative committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Lake Shore Bancorp already owned by the option holder, shares to be acquired by the option holder upon exercise of the option or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on the death of the option holder.

Mergers and Reorganizations; Adjustments for Stock Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Lake Shore Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Lake Shore Bancorp is not the surviving entity, outstanding options may be canceled upon 30 days’ written notice to the option holder so long as the option holder receives payment determined by Lake Shore Bancorp’s Board of Directors to be of a value equivalent to the value of the canceled options.

Termination or Amendment of the Option Plan

The Board of Directors may suspend or terminate the plan in whole or in part, at any time prior to the tenth anniversary of the plan’s effective date, by giving written notice of such suspension or termination to the administrative committee. Unless sooner terminated, the plan will terminate automatically on the day preceding the tenth anniversary of the plan’s effective date. In the event of any suspension or termination of the plan, all options granted under the plan that are outstanding on the date of such suspension or termination of the plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the plan’s option agreements.

The Board of Directors may also amend or revise this plan in whole or in part at any time, provided, however, that no such amendment or revision will be effective if it amends a material term of the plan, unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Lake Shore Bancorp and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income, but will create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan’s change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

Federal Tax Consequences for Lake Shore Bancorp. When a non-qualified stock option is exercised, Lake Shore Bancorp may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan’s change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called “qualified performance-based compensation.” We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of Lake Shore Bancorp currently receives compensation that would be rendered nondeductible by this limitation.

The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

The Board of Directors unanimously recommends a vote FOR the adoption of the Lake Shore Bancorp, Inc. 2006 Stock Option Plan.

PROPOSAL 2

ADOPTION OF THE LAKE SHORE BANCORP, INC.

2006 RECOGNITION AND RETENTION PLAN

The Board of Directors of Lake Shore Bancorp has adopted the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan, subject to approval by a majority of Lake Shore Bancorp’s outstanding shares of common stock that are not owned by Lake Shore, MHC. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix B and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

We are asking for shareholders to approve the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation packages would link the financial interest of our directors, officers and employees with the financial interest of our shareholders.

If We Do Not Receive Shareholder Approval, We Will Not Implement the Plan

Applicable federal banking regulations did not permit us to implement a stock award plan during the first six months after the completion of the formation of Lake Shore Bancorp and our initial public offering. These regulations permit us to implement a stock award plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock that are not owned by Lake Shore, MHC. If we do not receive this approval, it will not be possible for us to grant stock awards. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers, directors and employees are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Recognition and Retention Plan

The purpose of the plan is to promote the growth and profitability of Lake Shore Bancorp and its shareholders, to provide certain key officers, employees and directors of Lake Shore Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Lake Shore Bancorp.

Description of the Recognition and Retention Plan

Administration. The plan will be administered by a committee consisting of all members of the Board or, if designated by the Board, a committee comprised solely of “Disinterested Board Members.” In general, a Disinterested Board Member is a member of the Board who (1) is not a an officer or employee of Lake Shore Bancorp or Lake Shore Savings; and (2) does not receive material compensation from Lake Shore Bancorp or Lake Shore Savings other than for service as a director. The committee must consist of at least two Disinterested Board Members.

Stock Subject to the Recognition and Retention Plan. Lake Shore Bancorp will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the fund will purchase common stock on the open market or in private transactions. The trust will not purchase previously authorized but unissued shares from Lake Shore Bancorp. The trust is not authorized to purchase more than 119,025 shares of common stock of Lake Shore Bancorp. As of August 31, 2006, the aggregate fair market value of the shares to be purchased under this plan was $1,273,568 based on the closing sales price per share of Lake Shore Bancorp’s common stock of $10.70 on The Nasdaq Stock Market on August 31, 2006.

Eligibility. The administrative committee for the plan selects the people who receive restricted stock awards under the plan. Any employee of Lake Shore Bancorp or any affiliate approved by the Committee may be selected to receive stock awards. As of the date of this proxy statement, the administrative committee had not selected the employees and directors who will receive stock awards.

Terms and Conditions of Awards. The administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 119,025 shares. The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant restricted stock awards for more than 29,756 shares of Lake Shore Bancorp’s common stock to any one officer or employee, more than 5,951 shares of common stock to any one non-employee director or more than 35,707 shares of common stock to all non-employee directors in the aggregate.

•	It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

•	It may not grant restricted stock awards that vest more rapidly than at the rate of 20% per year measured from the date of the grant, with acceleration permitted only in cases of death, disability or change of control, unless (1) the plan is amended on or after April 4, 2007 to provide the committee with the ability to set different vesting schedules; and (2) such amendment is approved by shareholders.

As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Lake Shore Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Lake Shore Bancorp is not the surviving entity, the funding agent will hold any money, stock, securities or other property received in the fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

Termination or Amendment

The Board may suspend or terminate the plan in whole or in part at any time. However, the plan may not be terminated while there are outstanding awards that may vest in the future. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Lake Shore Bancorp.

The Board may also amend or revise the plan in whole or in part at any time. However, without shareholder approval, no amendment or revision may be made to the plan that provides for vesting of awards on retirement or provides for accelerated vesting of awards.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Lake Shore Bancorp and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

The stock awards under the plan do not result in federal income tax consequences to either Lake Shore Bancorp or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Lake Shore Bancorp will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Lake Shore Bancorp will be allowed to claim a deduction for compensation expense for this amount as well.

Section 162(m) of the Internal Revenue Code limits Lake Shore Bancorp’s deductions for compensation in excess of $1 million per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1 million. No executive of Lake Shore Bancorp currently receives compensation subject to this limitation. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

The Board of Directors unanimously recommends a vote “FOR” the adoption of the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan.

ADDITIONAL INFORMATION

Shareholder Proposals for 2007 Annual Meeting

If you wish to submit proposals to be included in our proxy statement for the 2007 Annual Meeting of Shareholders of Lake Shore Bancorp, we must receive them on or before December 31, 2006, pursuant to proxy soliciting regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require Lake Shore Bancorp to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

In addition, under Lake Shore Bancorp Bylaws, any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of Lake Shore Bancorp at least 30 days before the date of the annual meeting, provided, however, that in the event less than 40 days notice of the annual meeting is given, a written proposal may be accepted from a shareholder not later than the close of business on the 10th day following notice of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting so long as the business relates to a proper matter for shareholder action. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least 30 days before the meeting, such proposal shall be laid over for action at an adjourned, special or annual meeting of the shareholders taking place 30 days or more thereafter. A shareholder’s notice to the secretary shall set forth as to each such matter the shareholder proposes to bring before the annual meeting (1) a brief description of the proposal desired to be brought; and (2) the name and address of such shareholder and the number of shares of common stock of Lake Shore Bancorp that such shareholder owns of record. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

By Order of the Board of Directors,

Beverley J. Mulkin
Secretary

Dunkirk, New York

September 7, 2006

To assure that your shares are represented at the special meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.

APPENDIX A

LAKE SHORE BANCORP, INC.

2006 STOCK OPTION PLAN

Effective as of [                        ]

ARTICLE IV

ADMINISTRATION

LAKE SHORE BANCORP, INC.

2006 STOCK OPTION PLAN

ARTICLE I

PURPOSE

Section 1.1 General Purpose of the Plan.

The purpose of the Plan is to promote the growth and profitability of Lake Shore Bancorp, Inc., to provide eligible directors, certain key officers and employees of Lake Shore Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Lake Shore Bancorp, Inc.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1 Bank means Lake Shore Savings Bank and any successor thereto.

Section 2.2 Board means the board of directors of the Company.

Section 2.3 Change of Control means any of the following events:

(a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

(c) a complete liquidation or dissolution of the Company;

(d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

(i) individuals who were members of the Board of Directors of the Company on the Effective Date; or

(ii) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

(A) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

(B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of Directors of the Company; provided, however, that this section 2.3(d) shall only apply if the Company is not majority owned by Lake Shore, MHC;

(e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

(f) any event which would be described in section 2.3(a), (b), (c), (d) or (e) if the term “Bank” were substituted for the terms “Company” therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or (ii) the conversion of Lake Shore, MHC to a stock form company and the issuance of additional Shares therewith. For purposes of this section 2.3, the term “person” shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

Section 2.4 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.5 Committee means the Committee described in section 4.1.

Section 2.6 Company means Lake Shore Bancorp, Inc., a federally-chartered corporation, and any successor thereto.

Section 2.7 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

Section 2.8 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

Section 2.9 Effective Date means [            ].

Section 2.10 Eligible Director means a member of the board of directors of an Employer who is not also an employee or an officer of any Employer.

Section 2.11 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

Section 2.12 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.14 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

Section 2.15 Fair Market Value means, with respect to a Share on a specified date:

(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

(b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.16 Family Member means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

Section 2.17 OTS Regulations means the rules and regulations of the Office of Thrift Supervision.

Section 2.18 Incentive Stock Option means a right to purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

Section 2.19 Non-Profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

Section 2.20 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

Section 2.21 Option means either an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

Section 2.22 Option Period means the period during which an Option may be exercised, determined in accordance with section 5.4.

Section 2.23 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.24 Plan means the Lake Shore Bancorp, Inc. 2006 Stock Option Plan, as amended from time to time.

Section 2.25 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer’s board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer’s board of directors under the Employer’s charter.

Section 2.26 Service means service for the Company (or any subsidiary or affiliate) as an employee in any capacity, service as a director or emeritus director or advisory director of the Company.

Section 2.27 Share means a share of Common Stock, par value $.01 share, of Lake Shore Bancorp, Inc.

Section 2.28 Termination for Cause means termination of service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or (d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

ARTICLE III

AVAILABLE SHARES

Section 3.1 Available Shares.

(a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

(i) 297,562 Shares; over

(ii) the sum of:

(A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

(B) the number of Shares with respect to which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

(b) Options to purchase an aggregate maximum of 89,268 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 14,878 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

(c) Options to purchase an aggregate maximum of 297,562 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 74,390 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

(d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

ARTICLE IV

ADMINISTRATION

Section 4.1 Committee.

The Plan shall be administered by a committee (the “Committee”) consisting of all members of the Board or, if designated by the Board, by a committee comprised solely of Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

Section 4.2 Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Chair of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 4.3 Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

(b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

ARTICLE V

STOCK OPTION GRANTS

Section 5.1 Grant of Options.

(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

(b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

(i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

(ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

(iii) specify the Option Period determined in accordance with section 5.4;

(iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

Section 5.2 Size of Option.

Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3 Exercise Price.

The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4 Option Period.

Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

(a) in the case of an Option granted to an Eligible Employee:

(i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee’s termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

(ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee’s termination of employment due to death, Disability or Retirement;

(iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

(iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

(b) in the case of an Option granted to an Eligible Director:

(i) removal for cause in accordance with the Employer’s bylaws, or Termination for Cause; or

(ii) the last day of the ten-year period commencing on the date on which the Option was granted.

Section 5.5 Required Regulatory Provisions.

Notwithstanding anything contained herein to the contrary:

(a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

(b) each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

(i) prior to the first anniversary of the grant date, an Option shall not be exercisable;

(ii) on and after the first anniversary, but prior to the second anniversary, of the grant date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

(iii) on and after the second anniversary, but prior to the third anniversary, of the grant date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

(iv) on and after the third anniversary, but prior to the fourth anniversary, of the grant date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

(v) on and after the fourth anniversary, but prior to the fifth anniversary, of the grant date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

(vi) on and after the fifth anniversary of the grant date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

to the extent that any Option shall not have become exercisable and vested prior to the date on which the Option holder terminates Service with an Employer, such Option shall not thereafter become exercisable provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder’s death, Disability or upon a Change of Control while in the Service of an Employer. Notwithstanding anything in the Plan to the contrary, section 5.5(b) shall apply in determining the exercisability of Options granted after shareholder approval of section 9.2 hereof only if no different vesting schedule is established by the Committee and specified in the agreement evidencing the outstanding Option.

(c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer’s by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

(d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder’s services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer’s by-laws.

Section 5.6 Additional Restrictions on Incentive Stock Options.

An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

(i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

(ii) one (1) year after such individual’s termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

(e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

ARTICLE VI

OPTIONS — IN GENERAL

Section 6.1 Method of Exercise.

(a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option agreement.

(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee shall have no obligation to allow, and may in its sole and absolute discretion decline to allow, the use of any exercise method described in section 6.1(b) in any one or more case or in all cases.

(c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

Section 6.2 Limitations on Options.

(a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

(b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII

AMENDMENT AND TERMINATION

Section 7.1 Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

Section 7.2 Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 7.3 Adjustments in the Event of a Business Reorganization.

(a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

(b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 8.2 No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

Section 8.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 8.4 Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

Section 8.5 Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 8.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 8.7 Taxes.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld under applicable law.

Section 8.8 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)	If to the Committee:

Lake Shore Bancorp, Inc.
128 East 4th Street
Dunkirk, New York 14048

Attention: Corporate Secretary

(b)	If to an Option holder, to the Option holder’s address as shown in the Employer’s records.

Section 8.9 Required Regulatory Provisions.

The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 8.10 Approval of Shareholders.

The Plan shall not be effective or implemented unless approved by the holders of a majority of the total votes eligible to be cast (other than votes of Lake Shore, MHC) at any duly called annual or special meeting of the Company in which case the Plan shall be effective as of the later of (a) October 4, 2006 or (b) the date of such approval. No Option shall be granted prior to the date on which the Plan becomes effective.

ARTICLE IX

ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 9.1 Accelerated Vesting Upon Retirement.

Notwithstanding anything in the Plan to the contrary, but subject to section 9.2, in the event of an Option holder’s Retirement, all Options granted to the Option holder under the Plan on the date of the Option holder’s Retirement shall, to the extent not already exercisable, become exercisable on the date of the Option holder’s Retirement.

Section 9.2 Discretion to Establish Vesting Schedules and Certain Plan Limits.

Notwithstanding anything in this Plan to the contrary, but subject to section 9.3 hereof, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees and Eligible Directors only if no different vesting schedule is established by the Committee and specified in the agreement evidencing the outstanding Option which the Committee may do in its discretion. In addition, the limits imposed by section 3.1(b) shall no longer apply.

Section 9.3 No Effect Prior to Shareholder Approval.

Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy (other than those Shares held by Lake Shore, MHC) and entitled to vote at a meeting of shareholders duly called and held on or after April 4, 2007.

APPENDIX B

LAKE SHORE BANCORP, INC.

2006 RECOGNITION AND RETENTION PLAN

Effective as of [            ]

LAKE SHORE BANCORP, INC.

2006 RECOGNITION AND RETENTION PLAN

ARTICLE I

PURPOSE

Section 1.1 General Purpose of the Plan.

The purpose of the Plan is to promote the growth and profitability of Lake Shore Bancorp, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Lake Shore Bancorp, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Lake Shore Bancorp, Inc. and its affiliated companies.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1 Award means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

Section 2.2 Award Notice means, with respect to a particular Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

Section 2.3 Bank means Lake Shore Savings Bank and any successor thereto.

Section 2.4 Beneficiary means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

Section 2.5 Board means the Board of Directors of the Company.

Section 2.6 Change of Control means any of the following events:

(a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

(c) a complete liquidation or dissolution of the Company;

(d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

(i) individuals who were members of the board of directors of the Company on the Effective Date; or

(ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

(A) upon election to serve as a member of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

(B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

provided, however, that such individual’s election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the board of directors of the Company; provided, however, that this section 2.6(d) shall only apply if the Company is not majority owned by Lake Shore, MHC;

(e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

(f) any event which would be described in section 2.6(a), (b), (c), (d) or (e) if the term “Bank” were substituted for the term “Company” therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or (ii) the conversion of Lake Shore, MHC to a stock form company and the issuance of additional Shares therewith. For purposes of this section 2.6, the term “person” shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.8 Committee means the Committee described in section 4.1.

Section 2.9 Company means Lake Shore Bancorp, Inc., a federally-chartered corporation, and any successor thereto.

Section 2.10 Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

Section 2.11 Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

Section 2.12 Effective Date means [            ].

Section 2.13 Eligible Director means a member of the board of directors of an Employer who is not also an employee of any Employer.

Section 2.14 Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

Section 2.15 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.16 Exchange Act means the Securities and Exchange Act of 1934, as amended.

Section 2.17 OTS Regulation means the rules and regulations of the Office of Thrift Supervision.

Section 2.18 Fund means the corpus (consisting of contributions paid over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

Section 2.19 Funding Agent means the trustee or custodian of the Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Lake Shore Bancorp, Inc.

Section 2.20 Funding Agreement means the agreement between Lake Shore Bancorp, Inc. and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

Section 2.21 Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.22 Plan means the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan as amended from time to time.

Section 2.23 Retirement means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer’s board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer’s board of directors under the Employer’s charter.

Section 2.24 Service means service for the Company (or any subsidiary or affiliate) as an employee in any capacity, service as a director or emeritus director or advisory director of the Company.

Section 2.25 Share means a share of common stock of Lake Shore Bancorp, Inc., par value $.01 per share.

ARTICLE III

SHARES AVAILABLE UNDER PLAN

Section 3.1 Shares Available Under Plan.

(a) The maximum number of Shares available for Awards under the Plan shall be 119,025, subject to adjustment pursuant to section 8.3.

(b) An aggregate maximum of 35,707 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 5,951 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

(c) An aggregate maximum of 119,025 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 29,756 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.

ARTICLE IV

ADMINISTRATION

Section 4.1 Committee.

The Plan shall be administered by a committee (the “Committee”) consisting of all members of the Board or, if designated by the Board, by a committee comprised solely of Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

Section 4.2 Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the

Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Chair of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 4.3 Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

(b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

ARTICLE V

THE FUND

Section 5.1 Contributions.

Lake Shore Bancorp, Inc. shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

Section 5.2 The Fund.

The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.

Section 5.3 Investments.

The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Fund be used to purchase more than 119,025 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.

ARTICLE VI

AWARDS

Section 6.1 To Eligible Directors.

Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.

Section 6.2 To Eligible Employees.

Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

Section 6.3 Awards in General.

Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

(a) specify the number of Shares covered by the Award;

(b) specify the date of grant of the Award;

(c) specify the dates on which such Shares shall become vested; and

(d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

Section 6.4 Share Allocations.

Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

Section 6.5 Dividend Rights.

(a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

(b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.

Section 6.6 Voting Rights.

(a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

(b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

(c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Lake Shore Bancorp, Inc., or by any proxy solicitor, to the holders of Shares.

Section 6.7 Tender Offers.

(a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

(b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

(c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

Section 6.8 Limitations on Awards.

(a) No Award shall be granted under the Plan prior to the later of the date on which the Plan is approved by shareholders pursuant to section 9.9 or October 4, 2006;

(b) No Award granted under the Plan prior to shareholder approval of section 10.2 hereof shall become vested more rapidly than under the following schedule:

(i) prior to the first anniversary of the grant date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient or upon a Change of Control;

(ii) on and after the first anniversary of the grant date and prior to the second anniversary of the grant date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

(iii) on and after the second anniversary of the grant date and prior to the third anniversary of the grant date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

(iv) on and after the third anniversary of the grant date and prior to the fourth anniversary of the grant date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

(v) on and after the fourth anniversary of the grant date and prior to the fifth anniversary of the grant date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control; and

(vi) on and after the fifth anniversary of the grant date, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

(vii) an Award may become fully vested on the date of the Award holder’s death, Disability or upon a Change of Control without regard to the time expired from and after the Effective Date and the grant date.

(c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

ARTICLE VII

VESTING

Section 7.1 Vesting of Awards.

Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested on the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested on the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested on the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested on the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested on the fifth anniversary of the date of grant; provided that to the extent that any Award shall not have become vested prior to the date on which the Award holder terminates Service with an Employer such Award shall not thereafter become vested and provided, further, an Award shall become 100% vested upon the Award recipient’s death, Disability or upon the occurrence of a Change of Control while in the Service of an Employer.

Section 7.2 Designation of Beneficiary.

An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director’s or Eligible Employee’s death shall be paid to the executor or administrator of the Eligible Director’s or Eligible Employee’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

Section 7.3 Manner of Distribution.

(a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

(b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award recipient] pursuant to the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer’s executive offices at 128 East 4th Street, Dunkirk, New York 14048. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

(c) The Company’s obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

Section 7.4 Taxes.

The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

ARTICLE VIII

AMENDMENT AND TERMINATION

Section 8.1 Termination.

The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Lake Shore Bancorp, Inc.

Section 8.2 Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

Section 8.3 Adjustments in the Event of a Business Reorganization.

(a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Lake Shore Bancorp, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

(b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Lake Shore Bancorp, Inc. is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 9.2 No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

Section 9.3 Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 9.4 Governing Law.

The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.

Section 9.5 Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 9.6 Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

Section 9.7 Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

(a)	If to the Committee:
Lake Shore Bancorp, Inc.
128 East 4th Street
Dunkirk, New York 14048

Attention: Corporate Secretary

(b) If to an Eligible Director or Eligible Employee, to the Eligible Director’s or Eligible Employee’s address as shown in the Employer’s records.

Section 9.8 Required Regulatory Provisions.

The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 9.9 Approval of Shareholders.

The Plan shall not be effective or implemented unless approved by the holders of a majority of the total votes eligible to be cast (other than votes of Lake Shore, MHC) at any duly called annual or special meeting of the Company in which case the Plan shall be effective as of the later of (a) October 4, 2006 or (b) the date of such approval. No Award shall be made prior to the date on which the Plan becomes effective.

ARTICLE X

ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

Section 10.1 Accelerated Vesting Upon Retirement.

Notwithstanding anything in the Plan to the contrary, but subject to section 10.2, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award in the event of an Award recipient’s Retirement, all Awards granted to the Award recipient under the Plan on the date of the Award recipient’s Retirement shall, to the extent not already vested, become vested on the date of the Award recipient’s Retirement.

Section 10.2 Discretion to Establish Vesting Schedules and Certain Plan Limits.

Notwithstanding anything in this Plan to the contrary, but subject to section 10.3 hereof, sections 6.8(b) and 7.1 shall apply in determining the vesting schedule of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice which the Committee may do in its discretion. In addition, the limits imposed by section 3.1(b) shall no longer apply.

Section 10.3 No Effect Prior to Stockholder Approval.

Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy (other than those Shares held by Lake Shore, MHC) and entitled to vote at a meeting of shareholders duly called and held on or after April 4, 2007.

Lake Shore Bancorp, Inc.

REVOCABLE PROXY

This Proxy is solicited on behalf of the Board of Directors of Lake Shore Bancorp, Inc.

for the Special Meeting of Shareholders to be held on October 24, 2006

The undersigned shareholder of Lake Shore Bancorp, Inc. hereby appoints Michael E. Brunecz and Daniel P. Reininga, each of them with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Lake Shore Bancorp, Inc. held of record by the undersigned on August 31, 2006, at the Special Meeting of Shareholders (the “Special Meeting”) to be held on October 24, 2006, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement, dated September 7, 2006 and upon such other matters as may properly come before the Special Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR Item 1 and FOR Item 2.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

	I Will Attend Special Meeting.	☐
The Board of Directors unanimously recommends a vote “FOR” Item 1 and a vote “FOR” Item 2.	Please Mark Your Choice Like This in Blue or Black Ink.	☒

1.	Approval of the Lake Shore Bancorp, Inc. 2006 Stock Option Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

2.	Approval of the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement for the Special Meeting dated October 24, 2006.

Signature(s)

Dated: , 2006

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.